UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 6, 2004

MAGMA DESIGN AUTOMATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-33213	77-0454924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 565-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Magma Design Automation, Inc. (“Magma”) has reported preliminary results for the quarter ended September 30, 2004, and revised its financial outlook for the year ended March 31, 2005. Magma’s press release dated October 26, 2004 announcing these results and outlook is attached hereto as Exhibit 99.1. The press release includes Magma’s preliminary revenues and pro forma earnings per share for the three months ended September 30, 2004.

On October 6, 2004, Magma also held a conference call with respect to its revised financial outlook for the three months ended September 30, 2004; a copy of the call transcript is attached as Exhibit 99.2. Magma’s pro forma adjustments to GAAP for earnings per share results exclude the effects of non-cash amortization of developed technology, amortization of intangibles, non-cash amortization of deferred stock-based compensation, charges associated with loss in equity investments and the tax effects of pro forma adjustments.

Magma has provided its pro forma financial information in order to enhance the user’s overall understanding of Magma’s financial performance and prospects. Magma believes that this pro forma information provides useful information to investors by excluding the effect of expenses that are required to be recorded under GAAP that Magma does not believe are indicative of Magma’s core operating results. In addition, because Magma has historically provided pro forma results to the investment community, Magma believes that including this information provides consistency in its financial reporting. However, these pro forma results should be considered supplemental to, and not a substitute for or superior to, Magma’s results prepared in accordance with GAAP, which are described below.

Reconciliation of preliminary pro forma EPS to preliminary GAAP EPS (Unaudited)

Quarter Ended Sept. 30, 2004
GAAP diluted net income per share	$0.02 to $0.06
Amortization of intangibles	$0.03
Amortization of developed technology	$0.12
Loss on equity investments	$0.01

Pro forma diluted net income per share	$0.18 to $0.22

Reconciliation of projected pro forma EPS to projected GAAP EPS (Unaudited)

Quarter Ending Dec. 31, 2004
GAAP diluted net income per share	$0.01 to $0.05
Amortization of intangibles	$0.03
Amortization of developed technology	$0.13
Amortization of deferred stock-based compensation	$0.01

Pro forma diluted net income per share	$0.18 to $0.22

Reconciliation of projected pro forma EPS to projected GAAP EPS (Unaudited)

Quarter Ending March 31, 2005
GAAP diluted net income per share	$0.00 to $0.04
Amortization of intangibles	$0.03
Amortization of developed technology	$0.13
Amortization of deferred stock-based compensation	$0.01
Tax effects of pro forma adjustments	$0.01

Pro forma diluted net income per share	$0.18 to $0.22

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release issued October 6, 2004.

99.2	Transcript of October 6, 2004 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: October 13, 2004	By:	/s/ Gregory C. Walker
Gregory C. Walker
Senior Vice President- Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued October 6, 2004.

99.2	Transcript of October 6, 2004 conference call.